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COLLATERAL ANALYSIS

                                       Wtd Avg            Percent of      Wtd Avg              Wtd Avg     Wtd Avg    Wtd Avg
FICO Low     FICO High     LTV     Current Balance     Current Balance      GWAC      % MI      FICO         DTI        LTV
--------     ---------     ---     ---------------     ---------------      ----      ----      ----         ---        ---

   500          524       > 65%       157,256.47             4.92          8.635        0        513        41.72      77.76
   525          549       > 65%       146,761.35             5.5           8.585        0        536        42.27      79.75
   550          574       > 65%       153,843.61             7.32          8.046        0        562        40.43      81.72
   575          599       > 70%       170,206.57             9.7           7.613        0        587        41.21      84.26
   600          624       > 70%       173,896.98              13           7.407        0        612        41.24      85.35
   625          649       > 70%       180,461.96            12.78          7.303        0        637          42       85.46
   650          674       > 80%       135,912.50             4.56           8.09        0        661        41.07      92.27
   675          699       > 80%       121,188.25             2.88          8.035        0        686        41.62      93.29
   700          724       > 80%       182,914.17             3.07          7.426        0        712        41.47      92.64
   725          749       > 85%       111,408.39             0.82          7.751        0        737        40.02      93.85
   750          774       > 85%       131,528.96             0.45          7.541        0        760        38.16      93.29
   775          799       > 85%       117,395.17             0.24          7.335        0        785         38.4      91.76
   800 max                > 85%        64,672.89             0.02          8.069        0        809        40.93       100

FICO Low          % SFD        % PUD       % Owner Occ      % Full Doc      % Ltd Doc      % Stated Doc     % Int Only
--------          -----        -----       -----------      ----------      ---------      ------------     ----------

   500            89.3         4.62           98.89            56.06          11.85           32.09            1.74
   525            81.99        10.13          98.29            59.03           8.2            32.77            2.35
   550            82.16        6.92           98.22            64.5           3.47            32.03            6.44
   575            83.4         8.02           94.9             62.1           4.21            33.69            18.78
   600            79.09        10.47          94.22            57.36          6.33            36.31            30.09
   625            74.81        12.19          95.86            40.25          4.74            55.01            32.4
   650            80.23        8.45           88.49            37.28           1.9            60.82            21.23
   675            80.27        4.25           89.53            39.27          2.89            57.83            21.39
   700            69.3         14.37          87.8             42.59          0.19            57.22            34.11
   725            66.96        5.58           84.62            23.77          0.68            75.55            23.33
   750            72.3         22.77          74.59            31.31          0.97            67.72            11.12
   775            66.66        13.12          59.41            52.39            0             47.61            20.95
   800 max         100           0             100              100             0               0                0

                                      Wtd Avg            Percent of       Wtd Avg              Wtd Avg     Wtd Avg   Wtd Avg
LTV Low     LTV High      DTI     Current Balance     Current Balance      GWAC       % MI       FICO        DTI       LTV
-------     --------      ---     ---------------     ---------------      ----       ----       ----        ---       ---

  60%          64%       > 50%       207,525.01             0.39           7.395      0.00       594        52.47     62.98
  65%          69%       > 50%       204,734.69             0.53           7.523      0.00       562        53.37     66.19
  70%          74%       > 50%       267,412.62             0.55           7.648      0.00       601        52.07     71.74
  75%          79%       > 50%       219,044.27             1.12           7.273      0.00       596        52.13     76.56
  80%          84%       > 50%       245,312.96             3.36           7.126      0.00       631        52.41     80.44
  85%          89%       > 50%       247,007.49             1.31           7.256      0.00       603        52.30     86.23
  90%          94%       > 50%       176,669.64             1.00           7.633      0.00       613        53.01     90.10
  95%          99%       > 50%       170,783.66             0.38           7.689      0.00       630        51.90     95.72
 100% max                > 50%        80,716.21             0.39           9.545      0.00       651        52.04     100.00

LTV Low         % SFD        % PUD        % Owner Occ        % Full Doc       % Ltd Doc        % Stated Doc       % Int Only
-------         -----        -----        -----------        ----------       ---------        ------------       ----------

  60%           79.60        6.41            100.00             45.98           10.65             43.37              0.00
  65%           95.26        0.00            100.00             71.75            0.00             28.25              0.00
  70%           85.65        4.36            92.01              72.41            0.00             27.59              40.64
  75%           87.13        7.46            92.99              38.17            5.96             55.86              12.22
  80%           75.75        8.75            95.01              48.89            4.61             46.51              39.85
  85%           87.45        10.93           95.41              48.26           16.16             35.59              34.93
  90%           84.79        0.76            94.06              70.57           11.17             18.25              11.59
  95%           66.20        24.52           100.00             62.16            0.00             37.84              19.27
 100% max       70.97        24.70           100.00             62.03            0.00             37.97              10.04

                                        Wtd Avg            Percent of       Wtd Avg             Wtd Avg     Wtd Avg     Wtd Avg
DTI Low     DTI High      FICO      Current Balance     Current Balance       GWAC      % MI      FICO        DTI         LTV
-------     --------      ----      ---------------     ---------------       ----      ----      ----        ---         ---

  20%          24%       < 525         83,999.62             0.17             9.443       0        514        22.08       59.11
  25%          29%       < 550        111,881.39             0.96             8.781       0        522        27.34       70.46
  30%          34%       < 575        129,600.13             1.97             8.356       0        540        32.67       72.64
  35%          39%       < 600        168,011.79             5.49             8.079       0        554        37.88       76.19
  40%          44%       < 625        166,176.88            10.63             7.804       0        575        42.63       78.83
  45%          49%       < 650        176,844.27            17.55             7.728       0        590        47.67       81.17
  50%          54%       < 675        196,218.42             7.62              7.6        0        592        52.17       79.42
  55% max                < 700        228,669.42             0.27             7.173       0        586        58.42       75.26

DTI Low       % SFD         % PUD         % Owner Occ       % Full Doc      % Ltd Doc       % Stated Doc      % Int Only
-------       -----         -----         -----------       ----------      ---------       ------------      ----------

  20%          100            0               100              71.45            0              28.55              0
  25%         98.75           0               100              58.51           17.3            24.19             1.33
  30%         83.98          9.4             99.01             71.64           2.5             25.86             4.63
  35%         80.69         9.51             98.07             58.01           4.11            37.88              6
  40%         86.86         5.83             98.16             57.15           5.41            37.43            15.07
  45%         77.85         12.14            96.42             52.25           3.24            44.51            20.08
  50%         80.61         7.75             95.18             57.52           7.28             35.2            20.33
  55% max     77.76         22.24             100              87.01            0              12.99            22.24

LIMITED AND STATED DOC

                               Wtd Avg           Percent of      Wtd Avg                Wtd Avg     Wtd Avg     Wtd Avg
FICO Low     FICO High     Current Balance    Current Balance      GWAC        % MI       FICO        DTI         LTV        % SFD
--------     ---------     ---------------    ---------------      ----        ----       ----        ---         ---        -----

   500          524           174,096.61             2.89          8.700         0        512        41.13       71.76       84.93
   525          549           188,481.67             2.81          8.442         0        537        42.56       73.93       74.31
   550          574           170,352.97             3.18          8.017         0        563        40.46       74.69       79.51
   575          599           206,716.91             4.42          7.714         0        588        41.29       79.93       81.28
   600          624           192,439.94             6.72          7.581         0        613        41.07       81.60       72.69
   625          649           190,311.15             8.43          7.423         0        638        42.35       83.11       73.07
   650          674           173,211.03             7.97          7.427         0        661        42.17       83.09       68.95
   675          699           181,788.14             5.97          7.187         0        686        41.88       82.56       71.47
   700          724           220,497.17             5.24          6.880         0        712        41.80       83.85       69.22
   725          749           243,913.31             4.05          6.598         0        736        42.05       81.93       69.22
   750          774           256,559.53             2.68          6.591         0        763        41.56       81.15       74.32
   775          799           231,582.06             0.95          6.653         0        784        39.00       79.45       75.20
   800 max                    339,200.00             0.06          6.250         0        802        45.78       80.00      100.00

FICO Low       % PUD    % Owner Occ     % Full Doc     % Ltd Doc      % Stated Doc     % Int Only      % CA        % NY       % FL
--------       -----    -----------     ----------     ---------      ------------     ----------      ----        ----       ----

   500          7.44       97.82             0           20.55           79.45             0.89       47.38        8.59        8.88
   525         15.34       98.08             0           16.84           83.16             3.93       44.45        7.67       22.35
   550         11.14       96.31             0            8.86           91.14             7.63       29.57        4.26       15.26
   575          9.58       95.28             0           10.17           89.83             9.87       47.96        2.83       18.98
   600         14.02       93.50             0           14.80           85.20            33.51       50.99        3.21       14.42
   625         13.48       95.92             0            7.37           92.63            34.53       47.69        4.17       25.21
   650         13.95       91.65             0            3.77           96.23            43.55       57.09        2.10       20.05
   675         12.37       92.16             0            3.36           96.64            48.14       55.64        2.68       16.67
   700         14.43       95.01             0            0.11           99.89            68.77       75.79        1.07       10.77
   725         16.26       98.13             0            0.69           99.31            68.71       82.06        1.18       10.20
   750         16.63       95.00             0            2.41           97.59            80.03       76.00        1.60        9.96
   775         12.41       88.46             0            0.00          100.00            76.80       80.57        0.00       12.69
   800 max      0.00      100.00             0            0.00          100.00           100.00      100.00        0.00        0.00

IO LOANS

                                Wtd Avg            Percent of       Wtd Avg              Wtd Avg     Wtd Avg     Wtd Avg
FICO Low      FICO High     Current Balance     Current Balance       GWAC      % MI       FICO        DTI         LTV       % SFD
--------      ---------     ---------------     ---------------       ----      ----       ----        ---         ---       -----

   500           524          162,850.00              0.11           8.708      0.00       512        37.81       71.65      63.16
   525           549          252,200.00              0.13           7.954      0.00       537        44.45       73.97     100.00
   550           574          250,556.41              0.47           7.607      0.00       569        43.90       82.46      89.12
   575           599          257,928.28              1.99           6.823      0.00       588        41.07       80.72      87.16
   600           624          287,131.36              4.32           6.890      0.00       612        41.10       82.99      77.81
   625           649          278,314.63              4.29           6.782      0.00       638        41.87       82.46      77.67
   650           674          255,895.10              4.60           6.719      0.00       661        43.48       81.11      76.87
   675           699          268,937.06              3.86           6.558      0.00       686        41.83       80.76      69.26
   700           724          288,726.36              4.25           6.488      0.00       713        41.92       82.06      69.45
   725           749          307,775.37              3.05           6.434      0.00       736        42.03       80.83      68.02
   750           774          316,090.81              2.27           6.438      0.00       763        42.15       79.40      75.48
   775           799          301,231.10              0.82           6.331      0.00       784        41.38       79.77      81.56
   800 max                    339,200.00              0.06           6.250      0.00       802        45.78       80.00     100.00

FICO Low        % PUD      % Owner Occ      % Full Doc     % Ltd Doc     % Stated Doc    % Int Only      % CA       % NY      % FL
--------        -----      -----------      ----------     ---------     ------------    ----------      ----       ----      ----

   500           0.00        100.00            76.97          0.00          23.03          100.00       88.58       0.00       0.00
   525           0.00        100.00            14.91          0.00          85.09          100.00       85.09       0.00       0.00
   550          10.88        100.00            48.62          0.00          51.38          100.00       73.24       0.00       0.00
   575           6.30         97.38            78.03          0.00          21.97          100.00       76.50       2.54       3.99
   600          14.45         99.09            47.94          9.20          42.86          100.00       68.86       2.75       9.01
   625          16.23         99.29            32.05          5.53          62.42          100.00       72.13       1.00      13.33
   650          12.98         94.90            24.48          3.00          72.51          100.00       70.21       0.00       7.81
   675          14.21         97.01            25.62          2.74          71.65          100.00       73.45       0.96       8.26
   700          16.97         99.23            15.11          0.00          84.89          100.00       88.68       0.00       4.21
   725          18.25         99.24             8.93          0.00          91.07          100.00       88.85       1.57       5.41
   750          16.43         97.80             5.66          1.88          92.46          100.00       86.49       1.88       3.62
   775           9.34        100.00            11.44          0.00          88.56          100.00       85.35       0.00      14.65
   800 max       0.00        100.00             0.00          0.00         100.00          100.00      100.00       0.00       0.00